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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                      Date of report:          October 5, 2000


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                     1-9645                  74-1787536
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


     200 East Basse Road, San Antonio, Texas                       78209
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            (210) 822-2828



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ITEM 5. OTHER EVENTS.

         On October 5, 2000, Clear Channel Communications, Inc., a Texas corporation (the "Company"), issued a press release announcing that the Company's Board of Directors had authorized the repurchase of up to $1 billion of the Company's Common Stock over the next 12 months. Such repurchase will be effected through open market purchases pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended, block trades and in privately negotiated transactions.

         Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1 Press Release of Clear Channel Communications, Inc. issued October 5, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.


Date: October 5, 2000                       By: /s/ Juliana F. Hill
                                                ------------------------------
                                                Juliana F. Hill
                                                Senior Vice President - Finance


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                                INDEX TO EXHIBITS
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EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
99.1     Press Release of Clear Channel Communications, Inc. issued October 5,
         2000.
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